Exhibit 10.1

JOINDER TO LETTER AGREEMENT AND REGISTRATION RIGHTS AGREEMENT

March 21, 2024

By executing this joinder, Templar Subco LLC (“Acquirer”) hereby agrees, as of the date first set forth above, that the undersigned (i) shall become a party to that certain Letter Agreement, dated December 6, 2021 (the “Letter Agreement”), by and among the Apx Acquisition Corp. I (the “Company”), the officers and directors of the Company, and the other stockholders of the Company signatory thereto, and shall be bound by, and shall be subject to the restrictions set forth under, the terms and provisions of such section of the Letter Agreement as an Insider (as defined therein) solely with respect to its Founder Shares transferred from Templar LLC (the “Assigned Securities”); and (ii) shall become a party to that certain Registration Rights Agreement, dated December 6, 2021 (the “Registration Rights Agreement”), by and among the Company and the other stockholders of the Company signatory thereto, and shall be bound by the terms and provisions of the Registration Rights Agreement as a Holder (as defined therein) and entitled to the rights of a Holder under the Registration Rights Agreement and the Assigned Securities (together with any other equity security of the Company issued or issuable with respect to any such Assigned Securities by way of a share dividend or share subdivision or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization) shall be “Registrable Securities” thereunder.

For the purposes of clarity, it is expressly understood and agreed that each provision contained in the Letter Agreement (to the extent applicable to the Acquirer) and the Registration Rights Agreement, is between the Company and the Acquirer, solely, and not between and among the Acquirer and the other shareholders of the Company signatory thereto.

This joinder may be executed in two or more counterparts, and by facsimile, all of which shall be deemed an original and all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

TEMPLAR SUBCO LLC

By:	/s/ Kyle Bransfield
Name:	Kyle Bransfield
Title:	Manager

ACKNOWLEDGED AND AGREED:

APX ACQUISITION CORP. I

By:	/s/ Kyle Bransfield
Name:	Kyle Bransfield
Title:	Chief Executive Officer